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                                                                    Exhibit 10.1

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      TEXAS TIMBERJACK, INC.             BANCORPSOUTH BANK              Loan Number 265000161597
                                                                                   -----------------
        6004 S US HWY 59               501 SOUTH WASHINGTON             Date 6/12/2002
                                                                            ------------------------
        LUFKIN, TX  75901                MARSHALL, TX 75670             Maturity Date  6/12/2005
                                                                                      --------------
                                                                        Loan Amount $ $1,000,000.00
                                                                                   -----------------
                                                                        Renewal Of__________________

   BORROWER'S NAME AND ADDRESS       LENDER'S NAME AND ADDRESS
"I" includes each borrower above,    "You" means the lender, its
       joint and severally.             successors and assigns.
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For value received, I promise to you, or your order, at your address listed above the PRINCIPAL sum of ONE MILLION DOLLARS AND 00 CENTS Dollars
$1,000,000.00
[X] Single Advance: I will receive all this principal sum on 6/12/2002. No additional advances are contemplated under this note.
[_] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On______________________________ I will receive the amount of $ ________________ and future principle advances are contemplated.
        Conditions: The condition for future advances are_______________________
________________________________________________________________________________
________________________________________________________________________________
      [_] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ________________________.
      [_] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other condition).
INTEREST: I agree to pay interest on the outstanding principal balance from 6/12/2002 at the rate of 6.170% per year until paid in full.
[_] Variable Rate: This rate may change as stated below.
      [_] Index Rate: The future rate will be ___________________ the following index rate:_______________________________________________________________
________________________________________________________________________________
      [_] Ceiling Rate: The interest rate ceiling for this note is the _________ ceiling rate announced by the Credit Commissioner from time to time.
      [_] Frequency and Timing: The rate on this note may change as often as
      _________________________________________________________________________.
             A change in the interest will take effect
      __________________________________________________________________________
      [_] Limitations: During the term of this loan, the applicable annual interest rate will not be more than N/A % or less than N/A %. The rate may not change more than N/A % each N/A %.
      Effect of Variable Rate: A change in the interest rate will have the following effect on the payment:
      [_] The amount of each scheduled payment will change.
      [_] The amount of the final payment will change.
      [_]_______________________________________________________________________
ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 DAY basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
      [X] on the same fixed or variable rate basis in effect before maturity
          (as indicated above).
      [_] at the rate equal to _________________________________________________
[_] LATE CHARGE: If a payment is made more than ______ days after it is due, I agree to pay a late charge of___________________________________________________
________________________________________________________________________________
[_] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [_] are [_] are not included in the principal amount above:
    ____________________________________________________________________________
PAYMENTS: I agree to pay this note as follows:
[_] Interest: I agree to pay accrued interest
________________________________________________________________________________
________________________________________________________________________________
[_] Principal: I agree to pay the principal ____________________________________
________________________________________________________________________________
[X] Installments: I agree to pay this note in 36 payments. The first payment will be in the amount of $30,535.75 and will be due 7/12/2002. A payment of $30,535.75 will be due 12TH OF EACH MONTH thereafter. The final payment of the entire unpaid balance of the principal and interest will be due 6/12/2005.

ADDITIONAL TERMS;

SECURITY:
1/ST/ DEED OF TRUST
COMMERCIAL BUILDING
LOATED AT 6004 US HIGHWAY 59 S              [X] SECURITY: This note is
LUFKIN, ANGELINA COUNTY, TEXAS 75901        separately secured by (describe
                                            separate document by type and
                                            date):

                                                    D/T DATED 6/12/2002

                                            (This section is for your internal
                                             se. failure to list a separate
                                             security document does not mean
                                             the agreement will not secure this
                                             note.)

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THIS WRITTEN LOAN AGREEMENT REPRESENTS
THE FINAL AGREEMENT BETWEEN THE PARTIES     PURPOSE: The purpose of this loan
AND MAY NOT BE CONTRADICTED BY EVIDENCE     REFINANCED FROM ANOTHER INSTITUTION
OF PRIOR,                                   (BUSINESS)
    CONTEMPORANEOUS, OR SUBSEQUENT ORAL    -------------------------------------
        AGREEMENTS OF THE PARTIES.
                                           SIGNATURES: I AGREE TO THE TERMS OF
        THERE ARE NO UNWRITTEN ORAL        THIS NOTE(INCLUDING THOSE ON PAGE 2).
       AGREEMENTS BETWEEN THE PARTIES.     I have received a copy on today's
                                           date.
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Signature for Lender
                                           _____________________________________
                                           TEXAS TIMBERJACK, INC.
                                           BY HAROLD ESTES, PRESIDENT